UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235 Wilmington, Delaware 19801
(Address of principal executive offices)

(425) 365-2933

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 23, 2024, Aimfinity Investment Corp. I, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting (the “Shareholder Meeting”), where the shareholders of the Company approved to amend the Company’s amended and restated memorandum and articles of associations (the “Charter”) to allow the Company until April 28, 2024 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period (each, a “Monthly Extension”), for a total of up to nine months to January 28, 2025, by depositing to the Company’s trust account (the “Trust Account”) the lesser of (i) $60,000 for all public shares and (ii) $0.035 for each public share for each one-month extension.

On April 26, 2024, $60,000 (the “First Monthly Extension Payment”) was deposited into the Trust Account for the public shareholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from April 28, 2024 to May 28, 2024 (the “First Extension”). The First Extension is the first of the up to nine Monthly Extensions permitted under the amended Charter.

In connection with the First Monthly Extension Payment, the Company issued an unsecured promissory note of $60,000 (the “Note”) to I-Fa Chang, sole member and manager of Aimfinity Investment LLC, the sponsor of the company (the “Sponsor”), as the Sponsor’s designee, to evidence the payments made for the First Monthly Extension Payment.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination (the “Business Combination”) or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payee of the Note, Mr. Chang, has the right, but not the obligation, to convert the Promissory Note, in whole or in part, respectively, into private units (the “Private Units”) of the Company, that are identical to The Private Units issued by the Company in the private placement consummated simultaneously with the Company’s initial public offering, subject to certain exceptions, as described in the final prospectus of the Company (File Number: 333-263874), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the Business Combination. The number of Private Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Private Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until the completion of the Company’s initial Business Combination and (2) are entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Shareholder Meeting, the shareholders of the Company, by special resolution, approved the proposal to amend Company’s Charter, which previously provided that the Company has until April 28, 2024 to complete a Business Combination, and may elect to extend the period to consummate a Business Combination up to nine times, each by an additional one-month extension, for a total of up to nine months to January 28, 2025, be deleted in their entirety and the substitution in their place of the second amended and restated memorandum and articles of association of the Company (the “Amended Charter”), which provides that the Company has until April 28, 2024 to complete a Business Combination, and may elect to extend the period to consummate a Business Combination up to nine times, each by an additional Monthly Extension, for a total of up to nine months to January 28, 2025, by depositing to the Company’s trust account (the “Trust Account”) the lesser of (i) $60,000 for all remaining public shares, and (ii) an amount equal to $0.035 for each remaining public share at the time of such deposit. A copy of the Amended Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 23, 2024, the meeting date of the Shareholder Meeting, there were 4,465,882 issued and outstanding ordinary shares in meeting or presented by proxy at the Shareholder Meeting, representing 68.87% of the total Class A and Class B ordinary shares, voting as a single class, outstanding as of March 31, 2024, the record date.

The final results for the matter submitted to a vote of the Company’s shareholders at the Shareholder Meeting are as follows:

1. The Charter Amendment Proposal

The shareholders approved the proposal to amend the Company’s Charter to provide that the Company has until April 28, 2024 to complete a Business Combination, and may elect to extend the period to consummate a Business Combination up to nine times, each by an additional Monthly Extension, for a total of up to nine months, to January 28, 2025. The voting results were as follows:

FOR	AGAINT	ABSTAIN
100%	0	0

Item 7.01 Regulation FD Disclosure.

On April 26, 2024, the Company issued a press release (the “Press Release”) announcing that the Monthly Extension Payment had been made. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the Press Release hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the votes to approve the Charter Amendment Proposal, 860,884 Class A Ordinary Shares included in the new units of the Company were tendered for redemption. Upon the completion of the redemption of the Class A Ordinary Shares, the Class 2 warrants included in the new units that are attached to the redeemed Class A Ordinary Shares will be automatically forfeited and cancelled without any additional action by the holders.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Form of Third Amended and Restated Memorandum and Articles of Associate, dated March 28, 2024.
10.1	Promissory Note, dated April 26, 2024, issued by Aimfinity Investment Corp. I to Aimfinity Investment LLC
99.1	Press Release, dated April 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer

Date: April 26, 2024

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